                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                        Date of Report: February 2, 2001

                            THE LUBRIZOL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Ohio                               1-5263               34-0367600
--------------------------------------------------------------------------------
(State or other                     (Commission File Number)   (IRS Employer
jurisdiction of incorporation)                               Identification No.)

     29400 Lakeland Boulevard
     Wickliffe, Ohio                                    44092-2298
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                                 (440) 943-4200
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

         On February 1, 2001, The Lubrizol Corporation released its earnings for the year ended December 31, 2000. The earnings release contained the Consolidated Statements of Income for the fourth quarter and twelve months ended December 31, 2000 and 1999. These statements were prepared in accordance with a recently issued accounting rule that was effective for Lubrizol in the fourth quarter of 2000, which provides that shipping fee revenues and shipping costs are to be reported in net sales and cost of sales, respectively. Prior to the fourth quarter of 2000, Lubrizol netted shipping fee revenues and costs within cost of sales. Below is shown for each quarter of 2000 and 1999 and for the respective years, the net sales and cost of sales before and after the reclassification for the effect of the recently issued accounting rule, with detail by operating segment (in thousands of dollars).


                                                                               2000
                                                 1ST QTR.      2ND QTR.       3RD QTR.        4TH QTR.       YEAR 2000
Net sales - before reclassification             $ 435,034     $ 439,347       $424,032       $ 436,497     $ 1,734,910
   Shipping revenues:
    Chemicals for Transportation                    8,238         8,786          7,618           8,590          33,232
    Chemicals for Industry                            736           846            792             801           3,175
                                                ---------     ---------       --------       ---------     -----------
   Total shipping revenues                          8,974         9,632          8,410           9,391          36,407
                                                ---------     ---------       --------       ---------     -----------
NET SALES -  AS RECLASSIFIED                    $ 444,008     $ 448,979       $432,442       $ 445,888      $1,771,317
                                                =========     =========       ========       =========     ===========

Cost of sales -  before reclassification          307,708       309,499        302,408         322,165       1,241,780
   Shipping                                         8,974         9,632          8,410           9,391          36,407
                                                ---------     ---------       --------       ---------     -----------
COST OF SALES - AS RECLASSIFIED                 $ 316,682     $ 319,131       $310,818       $ 331,556      $1,278,187
                                                =========     =========       ========       =========     ===========



                                                                               1999
                                                 1ST QTR.       2ND QTR.      3RD QTR.        4TH QTR.       YEAR 1999
Net sales - before reclassification             $ 446,627     $ 433,129       $431,978       $ 431,807      $1,743,541
   Shipping revenues:
    Chemicals for Transportation                    7,443         7,085          7,736           7,432          29,696
    Chemicals for Industry                            640           625            669             696           2,630
                                                ---------     ---------       --------       ---------     -----------
   Total shipping revenues                          8,083         7,710          8,405           8,128          32,326
                                                ---------     ---------       --------       ---------     -----------
NET SALES - AS RECLASSIFIED                     $ 454,710     $ 440,839       $440,383       $ 439,935      $1,775,867
                                                =========     =========       ========       =========     ===========

Cost of sales - before reclassification           303,174       296,985        295,366         299,420       1,194,945
   Shipping                                         8,083         7,710          8,405           8,128          32,326
                                                ---------     ---------       --------       ---------     -----------
COST OF SALES - AS RECLASSIFIED                 $ 311,257     $ 304,695       $303,771       $ 307,548      $1,227,271
                                                =========     =========       ========       =========     ===========

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         THE LUBRIZOL CORPORATION

Date:  February 2, 2001                  By:  /s/  Kenneth H. Hopping
                                         Name:  Kenneth H. Hopping
                                         Title: Vice President and Secretary